                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2002


                                COHO ENERGY, INC.
                            (Exact name of registrant
                          as specified in its charter)


             TEXAS                      0-22576                  75-2488635

  (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

               14785 PRESTON ROAD, SUITE 860, DALLAS, TEXAS 75254
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 774-8300

ITEM 5.  OTHER EVENTS

         See press release dated August 7, 2002 attached as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 Press release dated August 7, 2002 related to the approval of the sale of Coho's oil and gas properties.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Coho Energy, Inc.



Date: August 7, 2002                   By:      /s/ Michael Y. McGovern
                                          --------------------------------------
                                                Michael Y. McGovern
                                                President and
                                                Chief Executive Officer



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


                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
 99.1      Press release dated August 7, 2002 related to the approval of the sale of Coho's oil and gas properties.


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